PLEASE CAST YOUR VOTE TODAY

SHAREHOLDER MEETING ADJOURNED

Allianz RCM Global EcoTrendsSM Fund

1345 Avenue of the Americas

New York, New York 10105

June 12, 2008

Dear Shareholder:

As you may know, a Meeting of Shareholders of Allianz RCM Global EcoTrendsSM Fund (the “Fund”) convened as scheduled on June 10, 2008. We regret to inform you that your Fund did not receive sufficient votes to pass the proposal. As a result the Shareholder Meeting has been adjourned to Monday, June 23, 2008 at 9 a.m. Eastern Time. Your vote is important no matter how many shares you own. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional adjournment and solicitation. The Trustees of the Fund recommend that Shareholders of the Fund vote FOR approval of the proposed merger.

OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. IF YOU ARE NOT PLANNING TO ATTEND THE MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Another copy of your proxy card is enclosed for your convenience. Should you have any questions regarding the proposal, please call 1-866-751-6313 and ask for Jennifer Kennedy.

To vote your shares, the following voting options have been set up for your convenience.

1.	Vote by Touch-tone Phone. Cast your vote by calling the touchtone phone number attached to the enclosed proxy card.

2.	Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-866-751-6313 and ask for Jennifer Kennedy if you have any questions regarding this Shareholder Meeting.

No matter how many shares you own, your vote is important. Thank you for your assistance with this important matter.

DON’T HESITATE, PLEASE VOTE TODAY.

Sincerely,

Brian S. Shlissel

President and Chief Executive Officer

OBO-

PLEASE CAST YOUR VOTE TODAY

SHAREHOLDER MEETING ADJOURNED

Allianz RCM Global EcoTrendsSM Fund

1345 Avenue of the Americas

New York, New York 10105

June 12, 2008

Dear Shareholder:

As you may know, a Meeting of Shareholders of Allianz RCM EcoTrendsSM Fund (the “Fund”) convened as scheduled on June 10, 2008. We regret to inform you that your Fund did not receive sufficient votes to pass the proposal. As a result the Shareholder Meeting has been adjourned to Monday, June 23, 2008 at 9 a.m. Eastern Time. Your vote is important no matter how many shares you own. We urge you to act promptly so that we can obtain a sufficient number of votes and avoid the costs of additional adjournment and solicitation. The Trustees of the Fund recommend that Shareholders of the Fund vote FOR approval of the proposed merger.

OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. IF YOU ARE NOT PLANNING TO ATTEND THE MEETING, PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Another copy of your proxy card is enclosed for your convenience. Should you have any questions regarding the proposal, or to vote your shares please call 1-866-751-6313. To vote your shares, the following voting options below have been set up for your convenience.

1.	Vote by Touch-tone Phone. Cast your vote by calling the touchtone phone number attached to the enclosed proxy card.

2.	Vote Through the Internet. You may cast your vote using the internet by logging on to the internet address located on the enclosed proxy card and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free 1-866-751-6313 if you have any questions regarding this Shareholder Meeting or to have your shares voted. Representatives are available Monday through Friday from 9:00 a.m to 10:00 p.m. and Saturday from 12:00 p.m to 6:00 p.m. Eastern Time.

No matter how many shares you own, your vote is important. Thank you for your assistance with this important matter.

DON’T HESITATE, PLEASE VOTE TODAY.

Sincerely,

Brian S. Shlissel

President and Chief Executive Officer

NOBO-